UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2026

BEAZER HOMES USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12822	58-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, 15th Floor

Atlanta, Georgia 30319

(Address of Principal Executive Offices)

(770) 829-3700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BZH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 15, 2026, Beazer Homes USA, Inc. (the “Company”, “we”, “our” or “us”) held a virtual special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the Company’s definitive proxy statement prepared in connection with the Merger Agreement (as defined below) and filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 15, 2026, which was first mailed to the Company’s stockholders on September 15, 2026 (the “Proxy Statement”).

As of the close of business on September 14, 2026, the record date for the Special Meeting (the “Record Date”), there were 26,679,623 shares of our common stock, par value $0.001 per share (“Common Stock”), outstanding and entitled to vote at the Special Meeting. Each share of Common Stock outstanding as of the close of business on the Record Date was entitled to one vote on each matter submitted to our stockholders for approval at the Special Meeting.

At the Special Meeting, the holders of 80.90% of all the votes entitled to be cast at the Special Meeting were represented in person (virtually) or by proxy, constituting a quorum. The tables below detail the final voting results for each proposal:

1.	Proposal to adopt the Agreement and Plan of Merger, dated as of August 6, 2026, as the same may be amended, modified or supplemented from time to time in accordance with its terms (as so amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Dream Finders Homes, Inc., a Texas corporation (“Parent”), and Bulldogs Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger Agreement Proposal”).

Set forth below are the voting results for the Merger Agreement Proposal, which was approved by the Company’s stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,541,108	12,898	32,312	N/A

2.	Proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated thereby (the “Compensation Proposal”).

Set forth below are the voting results for the Compensation Proposal, which was approved by the Company’s stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,294,632	4,275,714	15,972	N/A

The Company also solicited proxies with respect to a proposal to adjourn the Special Meeting from time to time, if deemed necessary or appropriate by the Board of Directors of the Company or any committee thereof, including to ensure that any necessary supplement or amendment to the Proxy Statement was provided to the Company’s stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies in favor of the Merger Agreement Proposal if there were insufficient votes at the time of the Special Meeting to approve such proposal (the “Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, the Adjournment Proposal was not submitted to the Company’s stockholders for approval at the Special Meeting.

Item 8.01 Other Events.

As previously disclosed, under the terms of the Merger Agreement, the closing of the Merger (the “Closing”) will take place on the third business day after the satisfaction or waiver of the closing conditions set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions at the Closing), unless another date is agreed in writing by the Company and Parent. The Company expects to announce the consummation of the Merger within the coming days, subject to the satisfaction of certain customary closing conditions set forth in the Merger Agreement. Upon completion of the Merger, the Company will become a privately held company, and its Common Stock will no longer be traded on the New York Stock Exchange (NYSE).

Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements concerning the Company’s expectations, beliefs, plans, intentions, strategies or prospects with respect to the proposed Merger. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future results. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements.

Important factors, risks and uncertainties and other factors that may cause actual results to differ materially from such plans, estimates or expectations include, among others: (i) the ability of the parties to complete the Merger on the anticipated terms and timing, or at all, (ii) the satisfaction or waiver of other conditions to the completion of the Merger; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the Merger and may decline if the Merger is not completed; (iv) litigation relating to the Merger that has been and could be instituted against the Company or its directors or officers, including the delay, expense or other effects of any outcomes related thereto; (v) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, during the pendency of the Merger; (vi) the ability of the Company to retain, motivate, and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to complete the Merger; (viii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Merger; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty during the pendency of the Merger that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to geopolitical disruptions, acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee; (xv) other risks set forth under the headings “Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xvi) those risks that are described in the definitive proxy statement filed with the SEC on September 15, 2026 (https://www.sec.gov/Archives/edgar/data/915840/000110465926107656/tm2622398-15_defm14a.htm).

These risks, as well as other risks associated with the Merger, are more fully discussed in the definitive proxy statement filed with the SEC on September 15, 2026 (https://www.sec.gov/Archives/edgar/data/915840/000110465926107656/tm2622398-15_defm14a.htm) in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company undertakes no duty to update publicly any forward-looking statements except as required by law, whether as a result of new information, future events or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

		By:	/s/ David I. Goldberg
Name: David I. Goldberg
Date:	October 15, 2026		Title: Senior Vice President and Chief Financial Officer